Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report December 15, 2011 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean Saratoga

Ocean Patriot

Ocean America

Ocean Monarch

	Water Depth [1,2]			Contract Dayrate	Estimated	Estimated		Expected Downtime Days [3] (For events lasting 10 days or more)
Rig Name	(feet)	Location	Operator	($000s)	Start Date	End Date	Status	1Q11 A	2Q11 A	3Q11 A	4Q11 E	2011 E	2012 E	Comments
							Totals:	168	24	304	565	1,061	1,057

GULF OF MEXICO SEMISUBMERSIBLES (3)
Ocean Saratoga	2,200	US GOM	Walter Oil & Gas	230,000	mid Nov 2011	late Dec 2011	one well			60	17			5-yr Special Survey /maintenance in 2011

		Guyana	DODI	—	late Dec 2011	mid Jan 2012	mobe to Guyana

		Guyana	CGX Energy	282,150	mid Jan 2012	late Feb 2012	one well plus unpriced option

Ocean Yorktown	2,850	US GOM / Mexico	DODI	—	mid Aug 2011	early Jan 2012	5-yr Special Survey, Prep for Pemex / Mobe / Acceptance			42	92		12	Mobe to GOM/ prep/mobe
		Mexico	Pemex	184,000	early Jan 2012	late July 2014	930-day term

Ocean Victory	5,500 (15K)	US GOM	ATP	544,242	mid May 2011	late Dec 2011	continue six-wells						75	5-yr Special Survey in 2012
		US GOM	Walter Oil & Gas	325,000	late Dec 2011	early Feb 2012	one well
		US GOM	ExxonMobil	325,000	early Feb 2012	mid May 2012	4 firm wells, plus 4 priced option wells

GULF OF MEXICO JACKUPS (5)
Ocean Columbia	250 IC	US GOM	Walter Oil & Gas	62,500	late Sep 2011	late Dec 2011	one well						12	Intermediate Survey/UWILD

Ocean Nugget	300 IC	Mexico	Pemex	83,999	mid Sep 2011	mid Oct 2012	430 day term			47				5-yr Special Survey/ maintenance in 2011

Ocean Summit	300 IC	Mexico	Pemex	84,000	mid Sep 2011	late Dec 2011	remainder of term	17		38				Q1 Maint.; Q3 5-yr Special Survey/ maint.
		Mexico	DODI	—	late Dec 2011	late Feb 2012	Standby
		Mexico	Pemex	85,999	late Feb 2012	early Nov 2014	985 day term

Ocean Titan	350 IC (15K)	Mexico	Pemex	103,000	mid Dec 2011	early Jan 2014	778 day term			41	73			Contract prep/ mobe to Mexico

Ocean Scepter	350 IC (15K)	Mexico	DODI	—	late Nov 2011	late Dec 2011	Acceptance	31			30		0	Q1 Standby
		Mexico	Pemex	134,999	late Dec 2011	late Jul 2013	612 day term

INTERNATIONAL SEMISUBMERSIBLES (25)
North Sea/Mediterranean/W. Africa
Ocean Nomad	1,200	North Sea	BG International	235,000	late Sep 2011	early Jul 2012	four firm wells

Ocean Guardian	1,500 (15K)	Falkland Islands	Rockhopper	275,000	mid Aug 2011	late Dec 2011	second and third wells of 10 priced option wells						164	80 days - demobe to UK
		Falkland Islands	AGR/Desire	—	late Dec 2011	mid Mar 2012	Demobe to UK							84 days -UWILD, equipment maintenance
		UK	DODI	—	mid Mar 2012	mid Jun 2012	UWILD, equipment maintenance
		UK	DODI	—	mid Jun 2012	early Jul 2012	Actively Marketing
		UK	Shell	263,000	early Jul 2012	early Jul 2014	2-year firm term + 1-year unpriced option
Ocean Princess	1,500 (15K)	North Sea	DODI	—	mid Aug 2011	early Jan 2012	Intermediate Survey / Maint.			46	92			Intermediate Survey/ maintenance in 2011
		North Sea	EnQuest	230,000	early Jan 2012	late Aug 2013	600-day term + 2 x 6 month unpriced options
Ocean Vanguard	1,500 (15K)	North Sea	Statoil	352,400	mid Aug 2010	mid Jun 2013	three-year term + 1-year unpriced option

Ocean Valiant	5,500	Equatorial Guinea	Hess	320,000	mid Nov 2011	mid Mar 2012	4 firm wells + 2 priced option wells + 2 unpriced option wells
Ocean Endeavor	10,000 (15K)	Egypt	Burullus / RASHPETCO	285,000	late Jul 2011	late Mar 2012	eight-month extension + 3 x 4 month priced options						50	5-yr Special Survey in 2012
		Egypt	DODI	—	late Mar 2012	mid May 2012	5-year Special Survey
Ocean Confidence	10,000 DP (15K)	Angola	Cobalt	360,000	mid Jul 2011	mid Mar 2012	second and third firm wells + one priced option	47					60	Rig maintenance
			DODI	—	To Be Determined		Mobe to GOM
		GOM	Murphy	511,635	To Be Determined		resume interrupted contract, 365 days + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

	Water Depth [1,2]			Contract Dayrate	Estimated	Estimated		Expected Downtime Days [3] (For events lasting 10 days or more)
Rig Name	(feet)	Location	Operator	($000s)	Start Date	End Date	Status	1Q11 A	2Q11 A	3Q11 A	4Q11 E	2011 E	2012 E	Comments
Australasia
Ocean Patriot	1,500 (15K)	Australia	PTTEP	235,000	mid Jun 2011	early March 2012	21 firm wells						50	5-yr Special Survey in 2012

		Australia	PTTEP	260,000	early March 2012	mid May 2012	one well
Ocean General	3,000	Malaysia	DODI				Actively Marketing				60			5-yr Special Survey/maintenance in 2011

Ocean America	5,500 (15K)	Australia	Woodside	413,500	mid March 2011	mid Aug 2012	remainder of 2-year term	73						Maintenance
			Woodside	405,000	mid Aug 2012	mid Apr 2013	six wells
Ocean Rover	8,000 (15K)	Indonesia	Murphy/Hess	379,500	mid Dec 2010	early Jan 2012	two firm wells						60	Prep/maintenance/5-yr Special Survey
		Malaysia	DODI/Murphy	150,000	early Jan 2012	early Mar 2012	Maintenance, 5-year Special Survey

		Malaysia	Murphy	450,000	early Mar 2012	mid Jun 2012	resume two-year extension + unpriced option
		Malaysia	Murphy	284,200	mid Jun 2012	early Feb 2014	600-day extension + unpriced option
Ocean Monarch	10,000 (15K)	Vietnam	TNK Vietnam	345,000	early Dec 2011	early Mar 2012	two wells			30	70			Standby heavy lift/mobe to Vietnam
		Vietnam	Talisman	395,000	early Mar 2012	mid Jun 2012	two wells
		Indonesia	Niko Resources	385,000	mid Jun 2012	mid Jun 2016	4-year term + unpriced 1-year option

Brazil
Ocean Ambassador	1,100	Brazil	OGX	260,000	mid Sep 2009	mid Sep 2012	3-year term + unpriced option

Ocean Whittington	1,650	Brazil	Petrobras	241,173	late Jan 2009	late Dec 2011	5-yr term (includes 50% of pot.15% bonus)						120	5-yr Special Survey in 2012

Ocean Concord	2,300	Brazil	Petrobras	247,788	early Jan 2008	early Jan 2013	5-yr term (includes 50% of pot.15% bonus) + unpriced option
		Brazil	Petrobras	247,788	early Jan 2013	mid Jul 2015	remainder of Whittington and Yorktown terms

Ocean Lexington	2,200	Brazil	OGX	335,000	early Feb 2010	early Mar 2012	remainder 3-year term
		Brazil	OGX	271,000	early Mar 2012	early Feb 2013	3-year term (rate reduction blended across Star and Quest) + unpriced option

Ocean Yatzy	3,300 DP	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-yr term (includes 50% of pot.10% bonus) + unpriced option		24					Intermediate Survey/maintenance in 2011
Ocean Quest	4,000 (15K)	Brazil	OGX	270,000	mid Feb 2011	late Dec 2011	revised 2-year term						105	5-yr Special Survey in 2012
		Brazil	OGX	265,000	late Dec 2011	late Dec 2013	1-year extension + unpriced option + second 1-yr extension

Ocean Winner	4,000	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-yr term (includes 50% of pot.10% bonus) + unpriced option

Ocean Worker	4,000	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-yr term (includes 50% of pot.10% bonus) + unpriced option						92	5-yr Special Survey in 2012
Ocean Alliance	5,250 DP (15K)	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-yr term (includes 50% of pot.15% bonus) + unpriced option

Ocean Star	5,500 (15K)	Brazil	OGX	310,000	mid Feb 2011	late Dec 2011	part one of 2-year term extension						92	5-yr Special Survey in 2012
		Brazil	OGX	270,000	late Dec 2011	mid Apr 2012	part two of 2-year term extension
		Brazil	OGX	301,000	mid Apr 2012	mid Feb 2014	remainder of 2-year term at blended rate + unpriced option + 1-yr extension
Ocean Baroness	7,000 (15K)	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	converted to five- year term (includes 50% of pot. 5% bonus) + unpriced option						75	5-yr Special Survey in 2012

Ocean Courage	10,000 DP (15K)	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5yr term (includes 50% of pot. 6% bonus) + unpriced option						10	Intermediate Survey/UWILD
Ocean Valor	10,000 DP (15K)	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	converted to five- year term + unpriced option						10	Intermediate Survey/UWILD

INTERNATIONAL JACKUPS (3)
Ocean King	300 IC	Montenegro	DODI				Actively Marketing						60	5-yr Special Survey in 2012

Ocean Heritage	300 IC	Suez Gulf	DODI				Actively Marketing				39			5-yr Special Survey/maintenance in 2011
Ocean Spur	300 IC	Egypt	WEPCO	70,000	late Sep 2011	late Mar 2012	6-month extension

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

	Water Depth [1,2]			Contract Dayrate	Estimated	Estimated		Expected Downtime Days [3] (For events lasting 10 days or more)
Rig Name	(feet)	Location	Operator	($000s)	Start Date	End Date	Status	1Q11 A	2Q11 A	3Q11 A	4Q11 E	2011 E	2012 E	Comments
INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper	7,875 DP (15K)	Brazil	DODI		late Sep 2011	early Jan 2012	Survey/Upgrade for Petrobras				92		10	Petrobras upgrade; maintenance
		Brazil	Petrobras	312,625	early Jan 2012	early Dec 2015	Resume 5-yr term contract (includes 50% of pot. 5% bonus) + unpriced option

DRILLSHIPS UNDER CONSTRUCTION (3)
Ocean BlackHawk	12,000 DP (15K)	S. Korea	DODI		Q1 2011	Q2 2013	Hyundai
		TBA	Anadarko	495,000	Q4 2013	Q4 2018	five-year term + unpriced option
Ocean BlackHornet	12,000 DP (15K)	S. Korea	DODI		Q1 2011	Q4 2013	Hyundai
		TBA	Anadarko	495,000	Q2 2014	Q2 2019	five-year term + unpriced option
Ocean BlackRhino	12,000 DP (15K)	S. Korea	DODI		Q2 2011	Q2 2014	Hyundai

COLD STACKED (9)
(5 jack-ups, 4 semisubmersibles)
Ocean Crusader	200 MC	GOM	DODI				Stacked
Ocean Drake	200 MC	GOM	DODI				Stacked
Ocean Champion	250 MS	GOM	DODI				Stacked
Ocean Sovereign	300 IC	Malaysia	DODI				Stacked
Ocean Spartan	300 IC	GOM	DODI				Stacked
Ocean Voyager	3,200	GOM	DODI				Stacked
Ocean Epoch	3,000	Malaysia	DODI				Stacked
Ocean New Era	1,500	GOM	DODI				Stacked
Ocean Bounty	1,500	Malaysia	DODI				Stacked

NOTES

Note 1.) Nominal water depth reflects the rig’s current operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.

Note 2.) Additional rig capabilities noted within the column:

15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig; MC=Mat-Supported Cantilever Rig; MS=Mat-Supported Slot Rig

Note 3.) Expected downtime reflects currently planned downtime. Expect additional downtime in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unanticipated maintenance. Survey start times may also be accelerated or delayed for various reasons.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

All Dayrates Exclude Mobe.

Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases.

Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report December 15, 2011

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, the effects of claims of force majeure and the outcomes of discussions with operators with regard thereto, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.